                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          Date of Report March 6, 1996
                        (Date of earliest event reported)


                               ALLIED Group, Inc.
             (Exact name of registrant as specified in its chapter)

            Iowa                            0-14243               42-0958655
  (State of other jurisdiction of        (Commission          (I.R.S. Employer
  incorporation or organization)         Fine Number)        Identification No.)


     701 Fifth Avenue, Des Moines, Iowa                            50391-2000
  (Address of principal executive offices)                         (Zip Code)


                                  515-280-4211
               (Registrant's telephone number including area code)



                The total number of pages contained herein is 3 .

Item 5.  Other Events.

On March 6, 1996, ALLIED Group, Inc. announced two events. The first was a Board of Directors decision to pay first-quarter 1996 dividends of $0.22 per share on March 28, 1996, and the second was that the ESOP Trustee elected to convert the ESOP Series preferred stock to common stock on March 7, 1996. Attached hereto and incorporated herein is the press release which is filed as Exhibit 20.1 to this Form 8-K.







Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

    20.1   Press release dated March 6, 1996






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ALLIED Group, Inc.
                                                     (Registrant)



                                               /s/       Jamie H. Shaffer
                                        ---------------------------------------
                                        Jamie H. Shaffer, President (Financial)
                                           (Principal Financial Officer and
                                            Principal Accounting Officer)



Date:  March 6, 1996